Exhibit 10.1

VOTING AND SHAREHOLDER SUPPORT AGREEMENT

This VOTING AND SHAREHOLDER SUPPORT AGREEMENT, dated as of November 13, 2022 (this “Agreement”), by and among Parabellum Acquisition Corp., a Delaware corporation (“Parabellum”), EnOcean Holdings B.V., a private company with limited liability incorporated under the laws of the Netherlands (“Holdco”), EnOcean GmbH, a private limited company incorporated under the laws of Germany (the “Company”), and certain of the shareholders of the Company, whose names appear on the signature pages of this Agreement (each, together with any subsequent transferees, who become parties hereto, a “Shareholder” and, collectively, the “Shareholders”).

WHEREAS, Parabellum, Holdco, Project Artemis Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Holdco (“Merger Sub”), and the Company are entering into, concurrently herewith, a Business Combination Agreement substantially in the form attached hereto as Exhibit B (the “BCA”; terms used but not defined in this Agreement shall have the meanings ascribed to them in the BCA), which provides, among other things, that, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into Parabellum (the “Merger”), with Parabellum as the surviving company in the Merger, and prior to the Merger, the Shareholders of the Company will contribute the ordinary shares of the Company held by such Shareholders (the “Company Ordinary Shares”) to Holdco in exchange for the issuance of the ordinary shares of Holdco based on the exchange ratio set forth in the BCA (the “Exchange” and together with the Merger and any other transactions set forth in the BCA, collectively the “BCA Transactions”); and

WHEREAS, as of the date hereof, each Shareholder owns of record the number of the Company Ordinary Shares as set forth opposite such Shareholder’s name on Exhibit A hereto (all such Company Ordinary Shares and any Company Ordinary Shares of which ownership of record or the power to vote is hereafter acquired by the Shareholders prior to the termination of this Agreement being referred to herein as the “Shares”, and such Exhibit A shall be amended to include any transferee who acquires Shares pursuant to Section 3).

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.             Agreement to Vote. Unless the Expiration Time (as defined below) has occurred, each Shareholder, by this Agreement, with respect to such Shareholder’s Shares, severally and not jointly, hereby agrees:

(a)            If and when any shareholders’ meetings of the Company and/or any meeting of the shareholders' committee of the Company (any such meeting, a “Shareholders’ Meeting”) called for the purpose of approving the BCA Transactions including, in particular, the approval of the transfer of Shares to Holdco within the Exchange, are held, to appear at such Shareholder Meetings or procure for each such Shareholder's representative, as applicable, to appear and cause the Company Shares or such Shareholder's representative, as applicable, to be counted as present thereat for the purpose of establishing a quorum; and

(b)            To vote, at any Shareholders’ Meeting called for the purpose of approving the BCA Transactions, including, without limitation, the approval of the transfer of Shares to Holdco within the Exchange, and in any action by written consent of the shareholders of the Company or the representatives of the shareholders of the Company requested by the Company for the purposes of approving the BCA Transactions including the transfer of Shares to Holdco within the Exchange (which written consent shall be delivered promptly, and in any event within seventy-two (72) hours, after the Company requests such delivery), all of such Shareholder’s Shares held by such Shareholder or the votes of such Shareholder's representative, as applicable, at such time in favor of, and pass any and all resolutions with respect to, the approval and adoption of the BCA and approval of the BCA Transactions, including, without limitation, the approval of the transfer of Shares to Holdco within the Exchange; and

(c)            To do any and all other acts of any kind which are necessary or appropriate to implement the BCA Transactions, when requested by the Company.

2.            Shareholders’ Undertaking. Each Shareholder acknowledges receipt and has reviewed a substantially final copy of the BCA. Each Shareholder agrees to enter into and deliver to Holdco and Parabellum the Shareholders’ Undertaking contemplated by the BCA promptly (and in any event within seventy-two (72) hours) upon being requested by the Company to enter into such Shareholders’ Undertaking, and to otherwise sign such additional documents as provided for in such Shareholders’ Undertaking.

3.            Transfer of Shares. Each Shareholder severally and not jointly, agrees that, from the date of this Agreement until the Expiration Time, it shall not, directly or indirectly, without the prior written consent of Parabellum, (a) sell, assign, transfer (including by operation of law), lien, pledge, dispose of or otherwise encumber any of the Shares or otherwise agree to do any of the foregoing, except for a sale, assignment or transfer to a party that is or becomes a party to this Agreement and bound by the terms and obligations hereof, (b) deposit any Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any Shares; provided, that the foregoing shall not prohibit the transfer of any Shares (i) to an affiliate of Shareholder, (ii) if Shareholder is a natural person, to a member of Shareholder’s immediate family, (iii) to any charitable organization described in Section 170(c) of the Code, (iv) to any trust, the beneficiaries of which include only the persons named in the preceding clauses (ii) or (iii), (v) to any corporation, limited liability company or partnership, the stockholders, members or partners of which include only the persons described in clauses (i) through (iv) above or (vi) by will or under the laws of intestacy upon the death of Shareholder, but only, in each of cases (i) through (v), if such transferee shall execute this Agreement or a joinder in form and substance reasonably acceptable to the Company agreeing to become a party to this Agreement bound by the terms and obligations hereof. The Company shall not permit the transfer of any Shares held by a Shareholder on its books, and such transfer shall not become effective, unless and until the person to whom such Shares are to be transferred shall have executed this Agreement or a joinder in form and substance reasonably acceptable to the Company, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Shareholder at inception of this Agreement.

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4.            No Solicitation of Transactions. From the date of this Agreement until the Expiration Time, each of the Shareholders severally and not jointly, agrees not to directly or indirectly, through any officer, director, representative, agent or otherwise, (a) solicit, negotiate with, provide any nonpublic information regarding the Company’s business, or enter into any Contract with, or in any manner knowingly encourage, any proposal of, any person (other than Parabellum and its affiliates) relating to an Alternative Transaction or (b) enter into any agreement regarding, continue or otherwise participate in any discussions regarding, or furnish to any person any information with respect to, or cooperate in any way that would otherwise be reasonably expected to lead to, any Alternative Transaction. Each Shareholder shall, and shall direct its representatives and agents to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to any Alternative Transaction to the extent required by the BCA. Notwithstanding the foregoing, each Shareholder may respond to any unsolicited proposal regarding an Alternative Transaction by indicating that the Company is subject to the exclusivity provisions set forth in the BCA and that such Shareholder is subject to the restrictions set forth in this Section 4.

5.            Representations and Warranties. Each Shareholder severally and not jointly, represents and warrants to Parabellum as follows:

(a)            The execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby do not and will not (i) conflict with or violate any law applicable to such Shareholder, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity other than those foreseen in the BCA or required under any constitutional Document of the Company or other corporate document applicable to the participation of the Shareholders in the Company (such as, for example, a shareholders’ agreement), (iii) result in the creation of any encumbrance on any Shares (other than under this Agreement, the BCA and the agreements contemplated by the BCA) or (iv) if such Shareholder is an entity, conflict with or result in a breach of or constitute a default under any provision of such Shareholder’s governing documents, except, with respect to clauses (i) through (iii), for any such conflicts, violations, consents, approvals, authorizations, filings, registrations or notices that, individually or in the aggregate, are not reasonably expected to prevent, materially delay or materially impede the performance by such Shareholder of its obligations hereunder.

(b)            As of the date of this Agreement, such Shareholder has good and valid title to the Shares set forth opposite the Shareholder’s name on Exhibit A, and as of the date of this Agreement, such Shareholder has the sole power (as currently in effect) to vote such Shares, and such Shareholder does not own, directly or indirectly, any other Shares.

(c)            Such Shareholder has the necessary power and authority (or, in the case of any Shareholder that is a natural person, capacity) to execute, deliver and perform this Agreement and that this Agreement has been duly authorized, executed and delivered by such Shareholder.

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6.            Termination. Other than this Section 6 and Section 9, which shall survive any termination of this Agreement, this Agreement and the obligations of the Shareholders under this Agreement shall automatically terminate upon the earliest of (a) the Merger Effective Time; (b) the termination of the BCA in accordance with its terms; and (c) the effective date of a written agreement of the parties hereto terminating this Agreement (the time of termination pursuant to this Section 6, being referred to as the “Expiration Time”). Upon termination of this Agreement, neither party shall have any further obligations or liabilities under this Agreement; provided that nothing in this Section 6 shall relieve any party of liability for any willful material breach of this Agreement occurring prior to termination. The representations and warranties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Closing or the termination of this Agreement

7.            No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parabellum or Holdco any direct or indirect ownership or incidence of ownership of or with respect to the Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the relevant Shareholder, and Parabellum and Holdco shall not have the authority to direct any Shareholder in the voting or disposition of any Shares, except as otherwise expressly provided herein.

8.            Obligations of the Company. The Company shall take, and shall use its reasonable efforts to cause the Shareholders to take, all actions and do, or cause to be done, all things necessary, proper or advisable to satisfy in all material respects on a timely basis all conditions and covenants applicable to the Company and the Shareholders and shall otherwise comply with its obligations and enforce its rights hereunder. The Company shall not cooperate with any transaction involving the Shares that could constitute or result in a breach or default under this Agreement. Without limiting the generality of the foregoing, the Company shall give Parabellum prompt (and, in any event, within one (1) Business Day) written notice: (i) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any breach or default) by the Company or the Shareholders of this Agreement, or (ii) of the receipt of any written notice or other written communication as to any actual, potential, threatened or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by the Shareholders under this Agreement.

9.            Miscellaneous.

(a)            Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

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(b)           All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or e-mail addresses (or at such other address or email address for a party as shall be specified in a notice given in accordance with this Section 9(b)):

If to Parabellum, to it at:

Parabellum Acquisition Corp.

3811 Turtle Creek Blvd.

Suite 2125
Dallas, TX 75219

Attention: Narbeh Derhacobian, Chairman and CEO

Email: ***********

with a copy to:

DLA Piper LLP (US)

555 Mission Street

Suite 2400

San Francisco, CA 94105

Attention: Jeffrey Selman

Email: jeffrey.selman@us.dlapiper.com

If to a Shareholder, to the address or email address set forth for Shareholder on the signature page hereof.

(c)            If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(d)            This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), by Parabellum without the prior express written consent of the Shareholders and Holdco; by Holdco without the prior express written consent of Shareholders and Parabellum; or by any Shareholder without the prior express written consent of Parabellum and Holdco, except that a Shareholder may assign this Agreement to any transferee of its Shares that is made pursuant to Section 3 upon the transferee becoming a party to this Agreement.

(e)            This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and Parabellum’s permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. No Shareholder shall be liable for the breach by any other Shareholder of this Agreement.

(f)            The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

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(g)            This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court, provided, however, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal Action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The parties hereto hereby (i) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (ii) agree not to commence any Action relating thereto except in the courts described above in Delaware, other than Actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the Transactions, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the Action in any such court is brought in an inconvenient forum, (ii) the venue of such Action is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(h)            This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(i)             At the request of Parabellum, in the case of any Shareholder, or at the request of the Shareholders, in the case of Parabellum or Holdco, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(j)             This Agreement may be amended in writing by the parties hereto at any time prior to the Merger Effective Time. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(k)            At any time prior to the Merger Effective Time, (i) each party hereto may, solely with respect to itself and not affecting the rights, claims or position of any other party hereto, (A) extend the time for the performance of any obligation or other act of any other party owed to it, (B) waive any inaccuracy in the representations and warranties of any party contained herein and (C) waive compliance with any agreement of a party hereto or any condition to its own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the relevant party.

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(l)             This Agreement shall not be effective or binding upon any Shareholder until after such time as the BCA is executed and delivered by the Company, Holdco, Parabellum and Merger Sub.

(m)            Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 9(m).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PARABELLUM ACQUISITION CORP.

By:	/s/ Narbeh Derhacobian
Name:	Narbeh Derhacobian
Title:	Chief Executive Officer and Chairman

ENOCEAN HOLDINGS, B.V.

By:	/s/ Raoul Wijgergangs
Name:	Raoul Wijgergangs
Title:	Managing Director

ENOCEAN GmbH

By:	/s/ Raoul Wijgergangs
Name:	Raoul Wijgergangs
Title:	Chief Executive Officer

Signature Page to Voting and Shareholder Support Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

[SHAREHOLDER]

By:	***********
Name:	***********

Signature Page to Voting and Shareholder Support Agreement

EXHIBIT A

Shareholder Name	Company Ordinary Shares
***********	***********

EXHIBIT B

Business Combination Agreement